SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2005

HOLLY ENERGY PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-32225	20-0833098
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification Number)

100 Crescent Court,	75201-6927
Suite 1600	(Zip code)
Dallas, Texas
(Address of principal
executive offices)

Registrant’s telephone number, including area code: (214) 871-3555

Not applicable
(Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c) )

Item 2.02. Results of Operations and Financial Condition.

      The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”

      On April 29, 2005, Holly Energy Partners, L.P. (the “Company”) issued a press release announcing the Company’s first quarter of 2005 results. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein in its entirety.

Item 8.01. Other Events.

      On April 29, 2005, the Company issued a press release announcing the declaration of its regular quarterly distribution which was increased from the previous quarterly distribution. A copy of the Company’s press release is attached hereto as Exhibit 99.2 and incorporated herein in its entirety.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

      99.1 — Press Release of the Company issued April 29, 2005.*

      99.2 — Press Release of the Company issued April 29, 2005.*

      * Filed herewith.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.

By:	HEP Logistics Holdings, L.P.
its General Partner

	By:	Holly Logistic Services, L.L.C.
its General Partner

		By:	/s/ Stephen J. McDonnell
Stephen J. McDonnell
Vice President & Chief
Financial Officer

Date: May 2, 2005

EXHIBIT INDEX

Exhibit
Number	Exhibit Title

99.1 —	Press Release of the Company issued April 29, 2005.

99.2 —	Press Release of the Company issued April 29, 2005.